LOAN: 40305
NOTE
THIS NOTE (this "Note"), dated September 30, 2019, is made and executed by SANTAL, L.L.C., a Delaware limited liability company ("Borrower") to the order of ACRC LENDER LLC, a Delaware limited liability company, its successors and assigns ("Lender") pursuant to a certain Loan and Security Agreement of even date between Borrower and Lender (as the same may be amended or modified, the "Loan Agreement"). Capitalized terms used in this Note and not defined in this Note shall have the meanings given to them in the Loan Agreement.
I
PAYMENT TERMS
1.1    The Promise to Pay. For value received, including without limitation, the Loan made by Lender to Borrower pursuant to the Loan Agreement, Borrower hereby promises to pay to the order of Lender the principal amount of Seventy-Five Million and 00/100 Dollars ($75,000,000.00), or so much thereof as may be advanced under the Loan Agreement, together with interest due on the principal amount from time to time outstanding at the Interest Rate set forth in the Loan Agreement. Payments of interest and principal under this Note shall be due on each Scheduled Payment Date without deduction, setoff or counterclaim, in the amount provided under the Loan Agreement and the entire principal balance of the Loan, including all interest then due, shall be due and payable on the Maturity Date.
1.2    Payment Terms. Borrower's rights and obligations regarding prepayments, late payments and the timing, place and manner of payments are governed by certain provisions of the Loan Agreement and all such provisions of the Loan Agreement are incorporated into this Note by this reference.
1.3    Application of Payment. All payments shall be applied to any fees and charges payable under the Loan Documents, interest then due and principal in such order and manner as is provided under the Loan Agreement. Interest on the principal balance of the Loan outstanding from time to time shall accrue from the date of disbursement by Lender and shall be computed on the basis of a three hundred sixty (360) day year and charged for the actual number of days elapsed.
II
ADDITIONAL COVENANTS
2.1    Acceleration. If an Event of Default occurs, then, at the election of the holder of this Note and without notice, the unpaid principal sum of this Note, together with accrued interest thereon and all other fees and charges payable under the Loan Documents shall at once become due and payable.

2.2    Default Interest. Following the occurrence of an Event of Default, the unpaid principal balance of the Loan shall bear interest at the Default Rate.
2.3    Waivers. Borrower and any other parties hereafter liable for the debt (including, without restricting the foregoing, any endorsers, sureties and guarantors) represented by this Note, hereby (a) waive presentment for payment, notice of dishonor, protest and notice of protest, and (b) agree that the time of payment of that debt or any part thereof may be extended from time to time without modifying or releasing the lien of the Loan Documents or the liability of Borrower or any such other parties, the right of recourse against any such parties being hereby reserved by the holder hereof.
2.4    Collection. After an Event of Default, the holder hereof may exercise any remedy or remedies, in any combination whatsoever, available by operation of law or under any instrument given as security for this Note and such holder shall be entitled to collect its reasonable costs of collection, including attorneys' fees, which shall be additional indebtedness hereunder. For purposes of the preceding sentence, Lender's attorneys' fees shall be deemed to include compensation to staff counsel, if any, of Lender in addition to the fees of any other attorneys engaged by Lender. After an Event of a Default, Lender may, and Borrower hereby authorizes Lender to, charge any account of Borrower held by Lender and apply any and all balances, credits, deposits, accounts, monies, certificates of deposit, cash equivalents and other assets of or in the name of Borrower held by Lender to the indebtedness evidenced hereby, and Lender may pursue all its rights and remedies against Borrower under the Loan Documents.
2.5    Governing Law. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
2.6    Severability. If any term, restriction or covenant of this instrument is deemed illegal or unenforceable, all other terms, restrictions and covenants and the application thereof to all persons and circumstances subject hereto shall remain unaffected to the extent permitted by law; and if any application of any term, restriction or covenant to any person or circumstance is deemed illegal, the application of such term, restriction or covenant to other persons and circumstances shall remain unaffected to the extent permitted by law.
2.7    Notices. All notices, requests, reports, demands or other instruments required or contemplated to be given or furnished under this Note to Borrower or Lender shall be directed to Borrower or Lender as the case may be and delivered in accordance with the addresses and methods for the giving of notices that are provided under the Loan Agreement.
2.8    WAIVER OF JURY TRIAL. BORROWER AND LENDER, BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE OR ANY OTHER LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF

FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.
2.9    CONSENT TO JURISDICTION. BORROWER IRREVOCABLY: (A) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS NOTE MAY BE BROUGHT ONLY IN ANY STATE COURT OR FEDERAL COURT IN THE STATE IN WHICH THE PROPERTY IS LOCATED; (B) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; (C) WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS; AND (D) AGREES TO JOIN LENDER IN ANY PETITION FOR REMOVAL TO ANY OF SUCH COURTS.
2.10    Loan Agreement. In the event of any conflict or inconsistency between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall govern and control.
2.11    Continuing Event of Default. The terms of Section 7.2.6 of the Loan Agreement are incorporated herein by this reference.
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[Signature Page to Note]
IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.
BORROWER:
SANTAL, L.L.C., a Delaware limited liability company

By:	STRS L.L.C., a Delaware limited liability company, Manager

By:	Stratus Properties Inc., a Delaware corporation, Sole Member
By: /s/ Erin D. Pickens
Name: Erin D. Pickens
Its: Senior Vice President